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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Sections 13 or 15(d) of the


                         Securities Exchange Act of 1934



                     Date of Report (Date of earliest event
                           reported): September 9, 2002



                   The Hartford Financial Services Group, Inc.
             (Exact name of registrant as specified in its charter)



        Delaware                    0-19277                  13-3317783
-------------------------   -------------------------   ------------------------
    (State or other        (Commission File Number)       (I.R.S. Employer
    jurisdiction of                                       Identification No.)
    incorporation)

                   The Hartford Financial Services Group, Inc.
                                 Hartford Plaza
                        Hartford, Connecticut 06115-1900
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (860) 547-5000
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

        On September 3, 2002, Wal-Mart Stores, Inc. ("Wal-Mart") filed an action against Hartford Life Insurance Company ("HLIC") and International Corporate Marketing Group, LLC ("ICMG"), each a subsidiary of the registrant, as well as AIG Life Insurance Company ("AIG") and others, including Marsh, Inc. and several of its affiliates, in the Court of Chancery of the State of Delaware, New Castle County, asserting claims arising from Wal-Mart's purchase of corporate-owned life insurance ("COLI") plans from HLIC and AIG. The complaint seeks damages in an unspecified amount under a number of theories, and alleges losses to Wal-Mart to date in excess of $55 million (not including disallowed tax deductions) in connection with the COLI plan it purchased from HLIC. HLIC and ICMG intend to defend the action vigorously.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     The Hartford Financial Services Group, Inc.
                                     -------------------------------------------
                                     (Registrant)



Date:  September 9, 2002             By:   /s/ Neal S. Wolin
                                            ------------------
                                           Name:  Neal S. Wolin
                                           Title: Executive Vice President
                                                  and General Counsel